                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                             ZOLTEK COMPANIES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

--------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

--------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                           January 21, 1999


DEAR FELLOW SHAREHOLDERS:

     Our Annual Meeting of Shareholders will be held at the Abilene Country Club, located at 4039 South Treadaway, Abilene, Texas, at 10:00 A.M., local time, on Tuesday, February 23, 1999. The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card which accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

     We cordially invite you to attend the Annual Meeting. Please RSVP to 314-291-5110 if you plan to attend the meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed Proxy Card in the envelope provided so that your shares will be represented. The mailing of an executed Proxy Card will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                Sincerely,



                                ZSOLT RUMY
                                Chairman of the Board, President
                                  and Chief Executive Officer

                       ZOLTEK COMPANIES, INC.
                         3101 MCKELVEY ROAD
                     ST. LOUIS, MISSOURI 63044


              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD FEBRUARY 23, 1999


Dear Shareholder:

     The Annual Meeting of Shareholders of Zoltek Companies, Inc. (the "Company") will be held at the Abilene Country Club, located at 4039 South Treadaway, Abilene, Texas, on Tuesday, February 23, 1999, at 10:00 A.M., local time, for the following purposes:

      1. To elect two Class III directors to hold office for a term of three years.

      2. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

      These items are more fully described in the following Proxy
Statement, which is hereby made a part of this Notice. Only shareholders of record of the Company at the close of business on December 30, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.


                              By order of the Board of Directors,


                              DANIEL D. GREENWELL
                              Chief Financial Officer and
                                Secretary

January 21, 1999

                   ZOLTEK COMPANIES, INC.
                     3101 MCKELVEY ROAD
                 ST. LOUIS, MISSOURI 63044


                      PROXY STATEMENT
                            FOR
               ANNUAL MEETING OF SHAREHOLDERS
                TO BE HELD FEBRUARY 23, 1999

                     _________________

                    GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of ZOLTEK COMPANIES, INC. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Abilene Country Club, 4039 South Treadaway, Abilene, Texas, at 10:00 A.M., local time, on Tuesday, February 23, 1999, and at all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the preceding Notice of Annual Meeting of Shareholders.

     This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy Card were first mailed to the shareholders of the Company on or about January 21, 1999.

     The proxy reflected on the accompanying Proxy Card is being solicited by the Board of Directors of the Company. A proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated Proxy Card with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxy Cards that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

     The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners.

     Only shareholders of record at the close of business on December 30, 1998 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 16,216,338 shares of the Company's common stock, $.01 par value ("Common Stock"), issued and outstanding.

     Each outstanding share of the Company's Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. A quorum is required for votes taken at the Annual Meeting to be deemed valid. A quorum shall be attained if holders of a majority of the Common Stock issued and outstanding are present at the Annual Meeting in person or by proxy. After a quorum has been established, the vote of the holders of a majority of the Common Stock present in person or by proxy shall be required for the election of any director and, except as required by the Company's

Restated Articles of Incorporation or applicable law, any other matter submitted for a vote of the shareholders at the Annual Meeting requires the vote of the holders of a majority of the Common Stock outstanding.

     Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum but as unvoted for purposes of determining the base number of shares voting on a particular proposal. Accordingly, abstentions will have the same effect as a vote withheld on the election of directors or a vote against on other matters submitted to the shareholders for a vote, as the case may be. If a broker or other nominee holder indicates on the Proxy Card that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.


       VOTING SECURITIES AND PRINCIPAL HOLDER THEREOF

     The following table includes information as to the only person known to management of the Company to beneficially own five percent or more of the Company's outstanding Common Stock as of December 30, 1998:

                                       Number of Shares       Percent of Outstanding
Name and Address of Beneficial Owner  Beneficially Owned         Common Stock<F1>
------------------------------------  ------------------         ----------------
Zsolt Rumy                               5,500,000<F2>                33.91%
3101 McKelvey Road
St. Louis, Missouri 63044

_____________________

<F1> The percentage calculation is based upon 16,216,338 shares of the
     Company's Common Stock that were issued and outstanding as of December 30, 1998.

<F2> Pursuant to the Company's supply agreement with BF Goodrich
     Aerospace, Mr. Rumy has agreed, subject to certain exceptions, to negotiate exclusively with BF Goodrich Aerospace for a specified period if he determines to sell a significant amount of his shares of the Company's Common Stock.



                   ELECTION OF DIRECTORS

     Two individuals will be elected at the Annual Meeting to serve as Class III directors of the Company for a term of three years. The two nominees receiving the vote of holders of a majority of the shares entitled to vote and represented in person or by proxy at the Annual Meeting will be elected. Shareholders do not have the right to cumulate votes in the election of directors.

     The persons named as proxies on the accompanying Proxy Card intend to vote all duly executed proxies received by the Board of Directors for the election of Zsolt Rumy and Charles A. Dill as Class III directors, except as otherwise directed by the shareholder on the Proxy Card. Messrs. Rumy and Dill are currently directors of the Company. If for any reason Mr. Rumy or Mr. Dill becomes unavailable for election, which is not now anticipated, the persons named in the accompanying Proxy Card will vote for such substitute nominee as is designated by the Board of Directors. The Board of

Directors recommends a vote "FOR" the election of Zsolt Rumy and Charles
A. Dill as Class III directors.

     The name, age, principal occupation or position and other directorships with respect to Messrs. Rumy and Dill and the other directors whose terms of office will continue after the Annual Meeting is set forth below.

  CLASS III - TO BE ELECTED FOR A TERM OF THREE YEARS EXPIRING IN 2002

     Zsolt Rumy, age 56, is the founder of the Company and has served as its Chairman, President and Chief Executive Officer and as a Director since 1975. Prior to founding the Company, Mr. Rumy served as Industrial Marketing Manager and Process Engineer for Monsanto Company, Accounts Manager for General Electric Company and Technical Sales Representative for W.R. Grace Company. Since May 1996, Mr. Rumy has served as a director of Southwest Bank of St. Louis, with which the Company maintains its primary banking relationships.

     Charles A. Dill, age 58, has served as a Director of the Company since August 1992. Since October 1995, he has been a managing partner of Gateway Venture Associates, L.P., a venture capital firm. He served as Chief Executive Officer of Bridge Information Systems, Inc. (a provider of databases and systems to institutional investors) from October 1992 to April 1995. Mr. Dill serves as a director of Stifel Financial Corp., the parent of Stifel, Nicolaus & Company, Incorporated (a securities brokerage, investment management and investment banking firm), and DT Industries, Inc. (a developer and manufacturer of automated production equipment and systems).

              CLASS II - TO CONTINUE IN OFFICE UNTIL 2001

     James W. Betts, age 61, has served as a Director of the Company since August 1992. For more than the past five years, he has been Vice President Raw Materials of Great Lakes Carbon Corp. (a producer of carbon products).

     James Dorr, age 63, has served as a Director of the Company since August 1992. Since June 1995, he has been engaged in business as a consultant. For more than five years prior to June 1995 when he retired, he served as Director--Advanced Materials and Structures of McDonnell Douglas Corporation, now a subsidiary of The Boeing Company (an aircraft manufacturer).

               CLASS I - TO CONTINUE IN OFFICE UNTIL 2000

     John L. Kardos, age 59, has served as a Director of the Company since August 1992. For more than the past five years he has been Professor of Chemical Engineering of Washington University, St. Louis, Missouri, where he has been Chairman of the Department of Chemical Engineering since July 1991. From June 1971 to July 1991, he was Chairman of the Graduate Program in Materials Science and Engineering and Director of the Materials Research Laboratory of Washington University.

     Linn Bealke, age 54, has served as a Director of the Company since August 1992. For more than the past five years he has been President and Director of Mississippi Valley Bancshares, Inc. (a bank holding company) and Vice Chairman of Southwest Bank of St. Louis (a commercial bank).

                   BOARD OF DIRECTORS AND COMMITTEES

     During fiscal 1998, the Board of Directors of the Company met four times and acted one time by unanimous written consent. Each of the directors and nominees attended not less than 75% of the meetings of the Board of Directors and committees of which such director or nominee was a member during fiscal 1998.

     The Board of Directors has a standing Audit Committee and Compensation Committee.

     The members of the Audit Committee are Messrs. Bealke and Dorr.
The Audit Committee reviews the scope of the Company's engagement of its independent public accountant and their reports. The Audit Committee also meets with the financial staff of the Company to review accounting procedures and reports. The Audit Committee met two times in fiscal 1998.

     The Compensation Committee is composed of Messrs. Betts and Dill. The Compensation Committee is authorized to review and make recommendations to the Board of Directors regarding the salaries and bonuses to be paid executive officers and to administer the Company's Long Term Incentive Plan. The Compensation Committee met two times during fiscal 1998.


                            DIRECTORS' FEES

     Directors who are not also employees of the Company are paid $750 per board meeting attended. In addition, each of the directors who is not also an employee of the Company (an "Eligible Director") participates in the Zoltek Directors Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the granting of non-qualified stock options to Eligible Directors. Under the Directors Plan, each person who is an Eligible Director on the first business day after the date of the Company's annual meeting of shareholders is granted options to acquire 7,500 shares of Common Stock, provided, however, that no grant shall be made to any Eligible Director who is first elected a director of the Company at the annual meeting of shareholders immediately preceding the date of such grant. The Directors Plan otherwise does not establish a limit on the aggregate number of options that may be granted thereunder. Options granted pursuant to the Directors Plan entitle the director to purchase the Company's Common Stock at a price equal to the Fair Market Value (as defined in the Directors Plan) on the date of grant. The option by its terms is not transferable by the director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. The option is exercisable during the director's lifetime solely by the director. Each option is immediately exercisable as to any or all shares and may be exercised at any time or from time to time. Options that are outstanding and unexercised at the time the holder ceases to be a director of the Company for any reason terminate on the first to occur of the expiration date of the option or the expiration of 24 months after the date the holder ceases to be a director. Unless exercised or terminated sooner, each option expires on the tenth anniversary of the date of grant.

              SECURITY OWNERSHIP BY MANAGEMENT

     The following table indicates, as of December 30, 1998, the beneficial ownership of the Company's Common Stock by each person who is a director or nominee for director and the executive officer named in the Summary Compensation Table, individually, and all directors and executive officers as a group:

                                                                    Number of Shares
Name of Beneficial Owner                                           Beneficially Owned                Percent of Class<F1>
------------------------                                           ------------------                --------------------
Zsolt Rumy<F2>                                                        5,500,000                            33.91%
Linn Bealke                                                              37,500<F3>                             <F*>
James W. Betts                                                           57,000<F4>                             <F*>
Charles A. Dill                                                          39,000<F4>                             <F*>
James Dorr                                                               34,000<F5>                             <F*>
John L. Kardos                                                           30,000<F5>                             <F*>
Daniel D. Greenwell                                                       1,842<F6>                             <F*>
All directors and executive officers as a group (7 persons)           5,699,342<F7>                        34.81%

_____________________
<F*>  Less than one percent

<F1>  Based upon 16,216,338 shares of the Company's Common Stock issued and outstanding as of December 30, 1998 and, for each director or executive officer or the group, the number of shares subject to options that may be acquired upon exercise thereof by such director or executive officer or the group within 60 days of December 30, 1998.

<F2>  Mr. Rumy's address is 3101 McKelvey Road, St. Louis, Missouri
      63044. Pursuant to the Company's supply agreement with BF Goodrich Aerospace, Mr. Rumy has agreed, subject to certain exceptions, to negotiate exclusively with BF Goodrich Aerospace for a specified period if he determines to sell a significant amount of his shares of the Company's Common Stock.

<F3>  Includes 22,500 shares subject to presently exercisable stock options.

<F4>  Includes 36,000 shares subject to presently exercisable options.

<F5>  Includes 30,000 shares subject to presently exercisable stock options.

<F6>  Includes 342 shares held jointly with spouse.

<F7>  Includes 154,500 shares subject to presently exercisable stock options.

             COMPENSATION OF EXECUTIVE OFFICERS

    The following table sets forth the compensation of the executive officers of the Company whose annual salary exceeded $100,000 for fiscal 1998.


                                  SUMMARY COMPENSATION TABLE

                                                                Annual
                                                             Compensation
                                                             ------------
                                                                                        All Other
    Name and Principal Position             Year        Salary($)        Bonus       Compensation<F1>
    ---------------------------             ----        ---------        -----       ----------------
    Zsolt Rumy                              1998        $150,000              --         $19,551
    Chairman of the Board, President        1997        $150,000        $200,000         $16,152
    and Chief Executive Officer             1996        $150,000        $100,000         $11,565

    Daniel D. Greenwell                     1998        $120,000              --          $5,100
    Chief Financial Officer and             1997        $100,000              --              --
    Secretary<F2>

_______________________

<F1> Total includes amounts allocated to the named executive officer's account pursuant to the Company's defined contribution profit sharing plan.

<F2> Mr. Greenwell was appointed Chief Financial Officer and Secretary of the Company in December 1996.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table sets forth information concerning the number of exercisable and unexercisable stock options at September 30, 1998, as well as the value of such stock options having an exercise price lower than the last reported trading price on September 30, 1998 ("in-the-money" options) held by the executive officers named in the Summary Compensation Table. No stock options were exercised by such individuals during the 1998 fiscal year.

                                     Number of
                                     Securities                Value of
                                     Underlying               Unexercised
                                    Unexercised              In-The-Money
                                     Options at            Options at Fiscal
                                Fiscal Year-End (#)         Year-End($)<F1>
                                    Exercisable/             Exercisable/
Name                               Unexercisable             Unexercisable
----------------------------------------------------------------------------
Zsolt Rumy                           0/150,000                $0/$806,250
Daniel D. Greenwell                   0/60,000                   $0/$0

_______________________

<F1> Based on a price per share of $11.625 being the last reported trading price before the fiscal year end.

                 REPORT OF THE COMPENSATION COMMITTEE
                   REGARDING EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered under the direction of the Compensation Committee of the Board of Directors. The Committee's compensation policies are based upon the principle that the financial rewards of the Company's executives should be aligned with the financial interests of its shareholders. In this manner, the Company seeks to meet its ultimate responsibility to its shareholders by striving to create superior long-term return on their investment through earnings growth and prudent management of the Company's business.

     In determining the appropriate level of executive compensation in fiscal 1998, the Committee considered the Company's financial results during the period and management's continuing success in over the past several years in achieving the Company's goal of building long-term shareholder value through the commercialization of carbon fibers. The Committee did not assign specific weights to individual factors, but rather considered all such factors as a whole.

     The Company's executive compensation policy in fiscal 1998 consisted of base salary, non-cash benefits and long- and short-term compensation. In determining its policy, the Committee also considered the strategic accomplishments of management in fiscal 1998 toward the Company's ZOLTEK 2000 five-year strategic plan to become the world's leading carbon fiber producer by the year 2000. During fiscal 1998, management largely achieved three components of its strategy with respect to maintaining a position as the lowest-cost producer of carbon fibers, development of a pricing strategy to attract significant new applications and increasing manufacturing capacity to assure availability of low-cost carbon fibers in sufficient quantities to support development of new applications. In addition, management made significant progress in the fourth component of its strategy to become a leader in promoting and supporting the development of new applications. Notwithstanding these developments, compared to fiscal 1997, net sales for fiscal 1998 decreased 8% to $83.4 million, and net income and fully diluted earnings per share decreased 25% and 26%, respectively, to $9.6 million and $0.58 per share.

     The Company's incentive compensation program consists of long-term and short-term components. The long-term component is in the form of stock option grants to the Company's executives, which grants have been linked to the Company's ZOLTEK 2000 five-year strategic plan. Each of such grants include provisions pursuant to which such options vest and become exercisable in October 2000 upon the planned completion of the ZOLTEK 2000 plan.

     The Company's short-term incentive compensation program consists of cash bonuses paid based upon the Company's actual results and progress toward its strategic plans, and an evaluation of each individual's contributions thereto. In considering the advisability of short-term compensation for fiscal 1998, the Committee determined that, while significant contributions were made by executive management for fiscal 1998 toward the Company's strategic plans, no cash bonuses should be paid to executive officers for fiscal 1998. The Committee anticipates that cash bonuses will be forgone until future periods in which significant advances in both the Company's strategic plans and in the Company's actual financial performance are achieved.

     Mr. Rumy's base salary was $150,000 in fiscal 1998, the same as that paid to him in the prior year. Mr. Rumy's base salary was set at such level at his suggestion in order to minimize the Company's administrative overhead, despite the Committee's view that such amount is substantially below the level which the Company could expect to pay for an executive of Mr. Rumy's background and responsibilities. As set forth above, in light of the Committee's evaluation of the factors deemed relevant Mr. Rumy did not receive a bonus for fiscal 1998. Based upon his ownership of the Company's Common Stock and prior year stock option grants, Mr. Rumy was not granted any stock options in fiscal 1998.

     Although the foregoing describes the Committee's current compensation policies applicable to the Company's executive officers, the Committee reserves the right to amend these policies at such times in the future and in such manner as the Committee deems necessary or advisable.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of the Company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. In making compensation decisions, the Committee will consider the net cost of compensation to the Company and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of
Section 162(m). The Committee anticipates that deductibility of compensation payments will be one among a number of factors used by the Committee in ascertaining appropriate levels or modes of compensation, and the Committee will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of the Company and its shareholders.

    SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                 CHARLES A. DILL          JAMES W. BETTS

                     PERFORMANCE GRAPH

     The following Performance Graph compares the cumulative total shareholder return, including the reinvestment of dividends, on the Company's Common Stock with the cumulative return of the NASDAQ
Industrial Index for the period from November 6, 1992 to September 30,
1998.


                         [GRAPH]




        ASSUMES $100 INVESTED ON NOVEMBER 6, 1992 IN
            ZOLTEK COMPANIES, INC. COMMON STOCK,
              THE NASDAQ INDUSTRIAL INDEX AND
                   THE RUSSELL 2000 INDEX

                        Nov. 6, 1992   Sep. 30, 1993   Sep. 30, 1994   Sep. 30, 1995   Sep. 30, 1996   Sep. 30, 1997   Sep. 30, 1998
Zoltek Companies, Inc.           100          168.75          281.26          618.77         2850.07         4668.87          871.90
NASDAQ Industrial Index          100          122.37          121.69          169.61          198.03          265.90          269.12
The Russell 2000 Index           100          127.31          130.64          161.21          182.39          242.92          196.73


                    CERTAIN TRANSACTIONS

     Mr. Bealke, who is a director of the Company, also is Vice Chairman of Southwest Bank of St. Louis ("Southwest Bank") which is the Company's bank lender. Mr. Rumy, the Chairman, President and Chief Executive Officer of the Company and a director, has served as a director of Southwest Bank since May 1996. As of September 30, 1998, the Company's borrowings from Southwest Bank aggregated $2,809,900. During the fiscal year ended September 30, 1998, the Company's interest payments to Southwest Bank aggregated $306,621.

     During fiscal 1998, in connection with the Company's operations, the Company from time to time chartered an airplane from Twin Springs Aviation, Inc., a corporation wholly owned by Mr. Rumy, the Chairman, President and Chief Executive Officer of the Company. The total of all such charter payments made by the Company during fiscal 1998 was $419,023.

     The Company believes that all of the transactions set forth above were made on terms not less favorable to the Company than would have been obtained from unaffiliated third parties. All future transactions (including loans) between the Company and its officers, directors, principal shareholders and affiliates, are required to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


                  APPOINTMENT OF AUDITORS

     PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal 1998. The Board of Directors anticipates that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if they desire. The Board of Directors has not yet appointed independent accountants to be the Company's auditors for fiscal 1999. The Company expects that the Company's auditors for fiscal 1999 will be appointed by the end of the second quarter of fiscal 1999.


                 PROPOSALS OF SHAREHOLDERS

     Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for, and to be considered at, the 1999 Annual Meeting of Shareholders must be received at the offices of the Company, c/o Daniel D. Greenwell, Chief Financial Officer and Corporate Secretary, 3101 McKelvey Road, St. Louis, Missouri 63044 by not later than September 23, 1999.

     The Company's By-Laws also prescribe certain time limitations and procedures which must be complied with for proposals of shareholders to be included in the Company's proxy statement for, and to be considered at, such annual meeting. The By-Laws of the Company provide that shareholder proposals which do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Secretary of the Company not less than 30 and not more than 60 days before the prior year's annual meeting; provided, however, that, in the event that less than 40 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Any such notice of a shareholder proposal by a shareholder to the Secretary of the Company must be accompanied by (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address of the shareholder who intends to present the proposal for a vote, (c) the class and number of shares of Common Stock which are beneficially owned by the shareholder and (d) a description of any material interest of the shareholder in such business.

                       OTHER MATTERS

     The Board of Directors of the Company does not intend to present at the Annual Meeting any business other than that referred to in the accompanying Notice of Annual Meeting. As of the date hereof, the Board of Directors was not aware of any other matters which may properly be presented for action at the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the Proxy Card to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

                             ZSOLT RUMY
                             Chairman of the Board, President
                             and Chief Executive Officer


January 21, 1999

                            ZOLTEK COMPANIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Zsolt Rumy and Daniel D. Greenwell, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of stock that the signatory hereof is entitled to vote at the Annual Meeting of Shareholders of Zoltek Companies, Inc. to be held at the Abilene Country Club, 4039 South Treadaway, Abilene, Texas, on Tuesday, February 23, 1999, at 10:00 A.M., local time, and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1. ELECTION OF CLASS III DIRECTORS

/ / FOR all nominees listed below         / / WITHHOLD AUTHORITY
    (except as written to the contrary        to vote for all nominees listed
    below)                                    below

                        ZSOLT RUMY and CHARLES A. DILL

    (INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------

2. IN THEIR DISCRETION UPON ANY BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING.

          / / FOR                / / AGAINST                / / ABSTAIN



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED.

Dated this _____ day of _____________________________, 1999.

         PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.


                              ---------------------------------------------

                              ---------------------------------------------
                                                Signature

                              Please date and sign in the exact name in which you own the Company's Common Stock. Executors, administrators, trustees and others acting in a representative or fiduciary capacity should so indicate when signing.

                                APPENDIX


      Page 9 of the printed Proxy contains a Performance Graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system